Exhibit 10.34C

THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT

This Third Amendment to Stockholders Agreement (this “Amendment”) is made and entered into as of the 8th day of June, 2007 by and among GLOBAL ENERGY, INC., an Ohio corporation (the “Company”)., and the stockholders of the Company listed on Schedule I attached hereto (the “Stockholders”), with reference to the following facts:

A. The Company and the Stockholders entered into that certain Stockholders Agreement dated May 12, 2006, a copy of which is attached hereto as Exhibit “A”, as amended by that certain First Amendment to Stockholders Agreement dated March 1, 2007, and as further amended by that certain Second Amendment to Stockholders Agreement dated May 31, 2007 (the “Stockholders Agreement”). All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Stockholders Agreement.

B. The Stockholders have agreed to exchange a 2.5% overriding royalty interest in all coal or lignite mined, saved or sold pursuant to the Leases with the Company in consideration for the issuance to the Stockholders of an additional 3,125 shares of common stock of the Company (the “Additional Stock”).

C. The Company and the Stockholders desire to amend the Stockholders Agreement to include the Additional Stock under the definition of Stoltz Stock as that term appears in the Stockholders Agreement.

D. The Stockholders and the Company desire to agree to be bound by the Stockholders Agreement, as amended by this Amendment.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth in the Stockholders Agreement and herein, the parties hereto agree as follows:

1. Amendment of Section 1.1 – Definitions (only the definition found below; all other definitions shall remain in full force and effect).

“Stoltz Stock” shall include (i) the definition as set forth in Article II hereof, and (ii) the 3,125 shares of Common Stock issued to the Company on June 8, 2007, in exchange for the transfer to the Company of a 2.5% overriding royalty interest in all coal or lignite mined, saved or sold pursuant to the Leases, as such stock may be adjusted by any stock split of the Company’s Common Stock on or prior to the effective date of the IPO.

2. Effect of Amendment. Except as expressly amended hereby, the Stockholders Agreement remains in full force and effect. The parties to this Amendment hereby ratify and confirm the Stockholders Agreement, as amended by this Amendment, in its entirety and for all purposes.

3. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same amendment.

[Remainder of Page Intentionally Left Blank]

Signature Page for Third Amendment to Stockholders Agreement

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first above written.

THE COMPANY:

GLOBAL ENERGY, INC.

By:
Name:	H. H. Graves
Title:	President & CEO

[Additional Signature Pages Follow]

Signature Page for Third Amendment to Stockholders Agreement

SCHEDULE I

Principal Stockholders

The Estate of Deane H. Stoltz

Signature Page for Third Amendment to Stockholders Agreement

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first above written.

STOCKHOLDER:

THE ESTATE OF DEANE H. STOLTZ

By:
Gary W. Stoltz, as Co-Independent Executor

By:
Candace Hall Stoltz, as Co-Independent Executrix